                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
              11 1/4% SERIES C SENIOR SUBORDINATED NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                               MMI PRODUCTS, INC.
            FOR 11 1/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2007
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED             , 1999

     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for 11 1/4% Series C Senior Subordinated Notes due 2007 (the "Series C Notes") of MMI Products, Inc., a Delaware corporation ("MMI"), are not immediately available, (ii) time will not permit a holder's Series C Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Your Notes" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       U.S. TRUST COMPANY OF TEXAS, N.A.

                                  Deliver to:
               U.S. Trust Company of Texas, N.A., Exchange Agent

                       U.S. TRUST COMPANY OF TEXAS, N.A.

                                                                  By Registered or
    By Overnight Courier:               By Hand:                   Certified Mail:

     U.S. Trust Company            U.S. Trust Company            U.S. Trust Company
       of Texas, N.A.                of Texas, N.A.                of Texas, N.A.
        770 Broadway                  111 Broadway                  P.O. Box 841
13th Floor -- Corporate Trust          Lower Level                 Cooper Station
         Operations                New York, New York            New York, New York
     New York, New York                10006-1906                    10276-0841
         10003-9598               Attn: Corporate Trust         Attn: Corporate Trust
    Attn: Corporate Trust               Services                      Services
           Services

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to MMI, in accordance with MMI's offer, upon the terms and subject to the conditions set forth in the Prospectus dated
            , 1999 (the "Prospectus"), and in the accompanying Letter of
Transmittal, receipt of which is hereby acknowledged, $            in aggregate
principal amount of Series C Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered
Holder(s):
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                                 (PLEASE TYPE OR PRINT)

Address:
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Area Code & Telephone No.:
---------------------------------------------------------------------------

Certificate Number(s) for
Series C Notes (if available):
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Total Principal Amount
Tendered and Represented
by Certificate(s): $
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Signature of Registered Holders(s):
---------------------------------------------------------------------

Dated:
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[ ] The Depositary Trust Company
    (Check if Series C Notes will be tendered by book-entry transfer)

Account Number
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               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Series C Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Series C Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Series C Notes tendered hereby or confirmation of book-entry transfer of such Series C Notes into the Exchange Agent's account at The Depositary Trust Company, in proper form for transfer, together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery.

Name of Firm:
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Address:
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Area Code and Telephone No.:
-------------------------------------------------------------------------

Authorized Signature:
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Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF SERIES C NOTES WITH THIS FORM. CERTIFICATES OF
      SERIES C NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.